UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 19, 2000

                           Chattown.com Network, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)


        0-22373                                          58-2027283
        -------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


                           c/o Thomas Clay, President
                     200 South Washington Boulevard, Suite 9
                             Sarasota, Florida 34236
                             -----------------------
                    (Address of principal executive offices)

                                 (941) 957-1009
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 4.           Changes in Registrant's Certifying Accountant

On May 17, 2000, Chattown.com Network, Inc. ("the Company" formerly known as Vaxcel, Inc.) dismissed Tanner + Co. ("Tanner"), the principal accountant previously engaged to audit the Company's financial statements. Effective May 17, 2000, the Company retained Bobbitt, Pittenger& Company ("Bobbitt") as the principal accountants to replace Tanner. The Company's audit committee and board of directors approved the change of accountants from Tanner to Bobbitt.

The audit reports of Tanner on the Company's financial statements for the fiscal year ending December 31, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal year ending December 31, 1999 and the subsequent interim periods through May 17, 2000, the date of termination, the Company had no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Tanner to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

 During the fiscal year ending  December 31, 1999,  and the  subsequent  interim period through May 17, 2000, the date of termination, and prior to such appointment, the Company did not consult with Bobbitt regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Bobbitt in respect to these matters during that time.

The Company provided Tanner with a copy of this amended report prior to filing it with the SEC. The Company requested that Tanner furnish the Company with a letter to the SEC stating whether Tanner agrees with the above statements. A copy of that letter dated May 17, 2000 is filed as Exhibit 1 to this Form 8-K.

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ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

     a) Letter from Tanner + Co. dated May 17, 2000, relating to its dismissal as the Registrant's independent auditors (SEC Reference Number 16).



     Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chattown.com Network, Inc.

            Signature                                           Date
            ---------                                           ----

By:  /s/  Thomas Clay                                        May 19, 2000
   -------------------------------
Name:    Thomas Clay
Title:   President

























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